Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

Contact: Lynda L. Glass
EVP/Secretary &
Chief Governance Officer
717.339.5085
lglass@acnb.com

ACNB INSURANCE SERVICES, INC. ACQUIRES

LEADING AGENCY IN GETTYSBURG, PA

GETTYSBURG, PA, February 1, 2022 --- ACNB Corporation (NASDAQ: ACNB), financial holding company for ACNB Bank and ACNB Insurance Services, Inc., announced today that its wholly-owned subsidiary, ACNB Insurance Services, Inc., has entered into an agreement to acquire the business and assets of Hockley & O’Donnell Insurance Agency LLC, Gettysburg, PA.

“We are very pleased to have entered into this agreement and look forward to promptly closing this transaction. Hockley & O’Donnell is a leading insurance agency in our home market of Gettysburg,” said James P. Helt, ACNB Corporation and ACNB Bank President & Chief Executive Officer. “This long-established agency brings an outstanding team and significant client base, which compliments and enhances the Corporation’s growth strategy for both ACNB Insurance Services and ACNB Bank.”

He continued, “It is our intent to leverage this acquisition for increased synergies and revenues across both the insurance and banking subsidiaries. For ACNB Corporation shareholders, this means further value and return on their investment as we look to solidify our position as the financial services provider of choice in the core markets served.”

Speaking on behalf of Hockley & O’Donnell, Charles “Skip” Hockley said, “When my family and I started planning for the future, and we made the decision to partner and join forces with another entity, ACNB Corporation was the clear choice given the alignment in both geography and client commitment.

ACNB Corporation Press Release/Acquisition of Leading Agency in Gettysburg, PA February 1, 2022 Page 2 of 3

We believe this is the right fit for our clients and team members in building on our past strengths and continuing to grow the agency business model.”

Mark A. Westcott, President & Chief Executive Officer of ACNB Insurance Services, Inc., added, “This transaction is a significant initiative in our agency’s efforts to expand organically and inorganically in both Pennsylvania and Maryland. With this acquisition, ACNB Insurance Services is currently anticipating an increase of approximately 30% in gross premium dollars, which is expected to contribute to future consolidated earnings for ACNB Corporation.”

Further, he stated, “Hockley & O’Donnell has served the greater Adams County community with personal and commercial lines of insurance for many years. ACNB Insurance Services plans to embrace this strong foundation of tradition and community ties as we look to the future.”

The transaction is expected to close in the near future, at which time all Hockley & O’Donnell clients will be notified via letter and transition information will be available at acnbinsurance.com.

ACNB Corporation, headquartered in Gettysburg, PA, is the $2.8 billion financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, and ACNB Insurance Services, Inc., formerly Russell Insurance Group, Inc., Westminster, MD. Originally founded in 1857, ACNB Bank serves its marketplace with banking and wealth management services, including trust and retail brokerage, via a network of 20 community banking offices, located in the four southcentral Pennsylvania counties of Adams, Cumberland, Franklin and York, as well as loan offices in Lancaster and York, PA, and Hunt Valley, MD. As divisions of ACNB Bank operating in Maryland, FCB Bank and NWSB Bank serve the local marketplace with a network of five and six community banking offices located in Frederick County and Carroll County, MD, respectively. ACNB Insurance Services, Inc. is a full-service agency with licenses in 44 states. The agency offers a broad range of property, casualty, health, life and disability insurance serving personal and commercial clients through office locations in Westminster, Germantown and Jarrettsville,

ACNB Corporation Press Release/Acquisition of Leading Agency in Gettysburg, PA February 1, 2022 Page 3 of 3

MD, and Gettysburg, PA. For more information regarding ACNB Corporation and its subsidiaries, please visit acnb.com.

#          #          #

FORWARD-LOOKING STATEMENTS - In addition to historical information, this press release may contain forward-looking statements. Examples of forward-looking statements include, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of Management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation’s market areas. Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties such as local economic conditions, competitive factors, and regulatory limitations. Actual results may differ materially from those projected in the forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: the effects of governmental and fiscal policies, as well as legislative and regulatory changes; the effects of new laws and regulations, specifically the impact of the Coronavirus Response and Relief Supplemental Appropriations Act, the Coronavirus Aid, Relief, and Economic Security Act, the Tax Cuts and Jobs Act, and the Dodd-Frank Wall Street Reform and Consumer Protection Act; impacts of the capital and liquidity requirements of the Basel III standards; the effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; ineffectiveness of the business strategy due to changes in current or future market conditions; future actions or inactions of the United States government, including the effects of short- and long-term federal budget and tax negotiations and a failure to increase the government debt limit or a prolonged shutdown of the federal government; the effects of economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of Coronavirus Disease 2019 (COVID-19) and the responses thereto on the operations of the Corporation and current customers, specifically the effect of the economy on loan customers’ ability to repay loans; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest rate protection agreements, as well as interest rate risks; difficulties in acquisitions and integrating and operating acquired business operations, including information technology difficulties; challenges in establishing and maintaining operations in new markets; the effects of technology changes; volatilities in the securities markets; the effect of general economic conditions and more specifically in the Corporation’s market areas; the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities; acts of war or terrorism; disruption of credit and equity markets; the ability to manage current levels of impaired assets; the loss of certain key officers; the ability to maintain the value and image of the Corporation’s brand and protect the Corporation’s intellectual property rights; continued relationships with major customers; and, potential impacts to the Corporation from continually evolving cybersecurity and other technological risks and attacks, including additional costs, reputational damage, regulatory penalties, and financial losses. We caution readers not to place undue reliance on these forward-looking statements. They only reflect Management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Please also carefully review any Current Reports on Form 8-K filed by the Corporation with the SEC.

ACNB #2022-8

February 1, 2022